INVESTOR PRESENTATION November 2025 2025

2NOVEMBER 2025 INVESTOR PRESENTATION Cautionary Notice Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning, and protections, of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements about future financial and operating results, cost savings, enhanced revenues, economic and seasonal conditions in the Company’s markets, and improvements to reported earnings that may be realized from cost controls, tax law changes, new initiatives and for integration of banks that the Company has acquired, or expects to acquire, as well as statements with respect to Seacoast's objectives, strategic plans, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements. Forward-looking statements include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance and involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s control, and which may cause the actual results, performance or achievements of Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) or its wholly-owned banking subsidiary, Seacoast National Bank (“Seacoast Bank”), to be materially different from results, performance or achievements expressed or implied by such forward-looking statements. You should not expect the Company to update any forward-looking statements. All statements other than statements of historical fact could be forward-looking statements. You can identify these forward- looking statements through the use of words such as "may", "will", "anticipate", "assume", "should", "support", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "further", "plan", "point to", "project", "could", "intend", "target" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the impact of current and future economic and market conditions generally (including seasonality) and in the financial services industry, nationally and within Seacoast’s primary market areas, including the effects of inflationary pressures, changes in interest rates, tariffs or trade wars (including reduced consumer spending), slowdowns in economic growth, and the potential for high unemployment rates, as well as the financial stress on borrowers and changes to customer and client behavior and credit risk as a result of the foregoing; potential impacts of adverse developments in the banking industry and including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto (including increases in the cost of our deposit insurance assessments), the Company's ability to effectively manage its liquidity risk and any growth plans, and the availability of capital and funding; governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes, including those that impact the money supply and inflation; the risks of continued changes in interest rates on the level and composition of deposits (as well as the cost of, and competition for, deposits), loan demand, liquidity and the values of loan collateral, securities, and interest rate sensitive assets and liabilities; interest rate risks (including the impacts of interest rates on macroeconomic conditions, customer and client behavior, and on our net interest income), sensitivities and the shape of the yield curve; changes in accounting policies, rules and practices; changes in retail distribution strategies, customer preferences and behavior generally and as a result of economic factors, including heightened or persistent inflation; changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate, especially as they relate to the value of collateral supporting the Company’s loans; the Company’s concentration in commercial real estate loans and in real estate collateral in Florida; Seacoast’s ability to comply with any regulatory requirements and the risk that the regulatory environment may not be conducive to or may prohibit or delay the consummation of future mergers and/or business combinations, may increase the length of time and amount of resources required to consummate such transactions, and may reduce the anticipated benefit; inaccuracies or other failures from the use of models, including the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of Seacoast’s investments due to market volatility or counterparty payment risk, as well as the effect of a decline in stock market prices on our fee income from our wealth management business; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including Seacoast’s ability to continue to identify acquisition targets, successfully acquire and integrate desirable financial institutions and realize expected revenues and revenue synergies; changes in technology or products that may be more difficult, costly, or less effective than anticipated; the Company’s ability to identify and address increased cybersecurity risks, including those impacting vendors and other third parties which may be exacerbated by developments in generative artificial intelligence; fraud or misconduct by internal or external parties, which Seacoast may not be able to prevent, detect or mitigate; inability of Seacoast’s risk management framework to manage risks associated with the Company’s business; dependence on key suppliers or vendors to obtain equipment or services for the business on acceptable terms; reduction in or the termination of Seacoast’s ability to use the online- or mobile-based platform that is critical to the Company’s business growth strategy; the effects of war or other conflicts, acts of terrorism, natural disasters, including hurricanes in the Company’s footprint, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions and/or increase costs, including, but not limited to, property and casualty and other insurance costs; Seacoast’s ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines, costs and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that deferred tax assets could be reduced if estimates of future taxable income from the Company’s operations and tax planning strategies are less than currently estimated, the results of tax audit findings, challenges to our tax positions, or adverse changes or interpretations of tax laws; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, non-bank financial technology providers, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions; the failure of assumptions underlying the establishment of reserves for expected credit losses; risks related to, and the costs associated with, environmental, social and governance matters, including the scope and pace of related rulemaking activity and disclosure requirements; government actions or inactions, including a prolonged shutdown of the federal government, a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, and uncertainties surrounding the federal budget and economic policy, including the impact of tariffs and trade policies; the risk that balance sheet, revenue growth, and loan growth expectations may differ from actual results; and other factors and risks described herein and under “Risk Factors” in any of the Company's subsequent reports filed with the SEC and available on its website at www.sec.gov. The risks relating to the mergers with Heartland Bancshares, Inc. and Villages Bancorporation, Inc. include, without limitation: the diversion of management's time on issues related to the mergers; unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the mergers being lower than expected; the risk of deposit and customer attrition; regulatory enforcement and litigation risk; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruptions, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; as well as the difficulties and risks inherent with entering new markets. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company’s annual report on Form 10-K for the year ended December 31, 2024 and in other periodic reports that the Company files with the SEC. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at www.sec.gov.

01 ABOUT SEACOAST BANK 02 STRATEGIC PRIORITIES 03 COMPANY PERFORMANCE 04 APPENDIX

AGENDA ABOUT SEACOAST BANK

5NOVEMBER 2025 INVESTOR PRESENTATION M&A Strategy Delivering Consistent Growth and Long-Term Value Creation

6NOVEMBER 2025 INVESTOR PRESENTATION Seacoast Continues to Build its Story as the #1 Pure Play Florida Public Bank¹ 1. Deposit data as of June 30, 2024. Excludes Raymond James Financial, Inc. 2. For illustrative purposes, assumes transaction closes December 31, 2025, cost savings are 100% phased-in and excludes one-time transaction related costs 3. Deposit data as of June 30, 2024. Reflects deposits domiciled in Florida. Excludes Raymond James Financial, Inc. 4. As of March 31, 2025, excluding transaction-related adjustments Sources: S&P Capital IQ Pro. FDIC Attractive Pro Forma Metrics Further Demonstrate Seacoast’s Commitment to Maximizing Shareholder Value Total Assets $21B Gross Loans $12B Total Deposits $17B 2026E EPS Accretion² ~24% TBV Per Share Earnback Period 2.8yrs Internal Rate of Return >25% Top Publicly-Traded Florida Banks by Florida Deposits³ Orlando Pr o Fo rm a 3rd 2ndPure Play Florida Banks Regulatory CRE Concentration Ratio4 191% Loan / Deposit Ratio4 71%

7NOVEMBER 2025 INVESTOR PRESENTATION Acquisition of Villages Bancorporation, Holding Company of Citizens First Bank Note: Deposit data as of June 30, 2025 Sources: S&P Capital IQ Pro. FDIC Transformative acquisition of Villages Bancorporation, Inc. (“VBI”), holding company of Citizens First Bank, established in 1991 by the developers of , a unique, affluent and growing 55+ residential community development in central Florida Adds $4.1 billion assets, $1.3 billion loans and $3.5 billion low-cost deposits and provides Seacoast with a long-term, scalable banking platform in that will benefit from the growth of the population and the development itself Scarcity value of acquiring the leading bank located within community with 51% market share VBI’s profitable but low-risk balance sheet and a transaction structure that utilizes Seacoast’s excess capital drive notable improvement in Seacoast’s performance metrics and ~24% earnings accretion, with limited execution risk Consistently strong earnings stream, averaging over 1.00% ROA over the past 5 years with a conservative and highly liquid balance sheet: 38% loan / deposit ratio and 1.40% cost of deposits provide runway for additional high margin growth Banking Subsidiary of Villages Bancorporation, Inc.

8NOVEMBER 2025 INVESTOR PRESENTATION A Strategically Compelling Acquisition with Granular Core Deposits 1. Deposit data for Florida-based banks as of June 30, 2025. Reflects Florida domiciled deposits. Excludes Raymond James Financial, Inc. 2. 2026 fully-phased in EPS accretion. For illustrative purposes, assumes transaction closes December 31, 2025, cost savings are 100% phased-in and excludes one-time transaction related costs 3. Financial data as of September 30, 2025 Source: S&P Capital IQ Pro • Double-digit EPS accretion of ~24%² with a tangible book value earnback period of approximately 2.8 years • Provides scale and efficiencies to improve profitability positioning relative to peers • Drives high returns for shareholders through a conservatively modeled and low-execution risk transaction with long-term franchise value benefit • Significant revenue synergies from delivering Seacoast’s products and capabilities to VBI’s customers (not modeled) Financially Attractive • Limited loan portfolio with opportunity to expand while maintaining a track record of conservative credit with 0.00% NCOs / Avg. Loans³ • Fills a gap in Seacoast’s Florida footprint in one of the last untapped (and historically inaccessible) growth markets in the state • The Villages’ master-planned community model has proven scalable, with seamless integration of new neighborhoods and amenities that will continue to provide consumer and commercial banking opportunities • Seacoast’s long history of acquisition and integration experience mitigates integration risk Well-Positioned for Future Success • Creates a ~$21 billion asset franchise in some of the fastest growing markets in the United States, ranking as the 2nd largest publicly-traded bank in Florida by deposit market share and the largest pure play Florida public bank¹ • Provides an ample source of long-term, low cost liquidity and a new and growing customer base primarily composed of affluent retirees with predictable income streams and a need for multiple banking products • Strong mortgage platform with robust mortgage lending opportunities throughout The Villages and the surrounding areas • Right of first refusal and exclusivity provisions protect Seacoast’s position and ability to grow along with the population and development itself Strategic Rationale

9NOVEMBER 2025 INVESTOR PRESENTATION Illustrative Pro Forma Financial Impact 1. Eliminates double count related to CECL adoption 2. For illustrative purposes, assumes transaction closes December 31, 2025, cost savings are 100% phased-in and excludes one-time transaction related costs. Includes fully-converted equivalent non-voting preferred stock as common Source: S&P Capital IQ Pro

10NOVEMBER 2025 INVESTOR PRESENTATION Attractive Pro Forma Results 1. For illustrative purposes, reflects 2026 estimated performance assuming transaction closes December 31, 2025, cost savings are 100% phased-in and excludes one-time transaction related costs Note: Includes public banks headquartered in the Southeast, as defined by S&P Capital IQ Pro, with total assets between $15 billion to $30 billion as of March 31, 2025. Includes fully-converted equivalent non-voting preferred stock as common. Excludes merger targets. 2026 estimates based on consensus estimates as compiled and reported from S&P Capital IQ Pro. Source: S&P Capital IQ Pro Pro Forma Enhanced pro forma returns 2026E Return on Average Assets vs. Public Southeast Banks $15B to $30 Billion in Total Assets Stronger capital generation through higher earnings power 2026E Return on Average Tangible Common Equity vs. Public Southeast Banks $15B to $30 Billion in Total Assets Improved operational efficiency 2026E Efficiency Ratio vs. Public Southeast Banks $15B to $30 Billion in Total Assets Pro Forma Pro Forma

AGENDA STRATEGIC PRIORITIES

12NOVEMBER 2025 INVESTOR PRESENTATION Executing Our Balanced Growth Strategy Relationship Oriented Value Proposition High Performance Culture Attractive Markets Opportunistic Acquisitions Fortress Balance Sheet Resonates with both clients and bankers. Treasury management product expansion and wealth management services support revenue growth. Attracts the best banking talent from larger regionals. Investments in talent are driving disciplined loan growth and strong deposit gathering. State-wide Florida presence with continuing strong macroeconomic trends. Strategic investments will continue to build market share and scarcity value. Leveraging our proven M&A capabilities, improving profitability through growth in low- cost deposit base and strategic deployment of liquidity. Industry-leading capital, robust liquidity, credit diversity and granularity provide flexibility to seize growth opportunities as they arise, and provide long-term support to customers and shareholders. Our advantage is rooted in a top-tier banker force, compelling brand and footprint, and strong capital and liquidity supporting further organic growth and opportunistic acquisitions. Our laser focus is on leveraging these strengths to compete and take share from vulnerable competitors.

AGENDA COMPANY PERFORMANCE

14NOVEMBER 2025 INVESTOR PRESENTATION • Net income of $36.5 million, or $0.42 per share, which includes $10.8 million in merger-related charges, increased 19% year over year. Adjusted net income1 increased 48% year over year. • 7% annualized organic deposit growth. • 8% annualized organic loan growth. • Net interest income of $133.5 million, an increase of $6.6 million, or 5% from the prior quarter. • Net interest margin, excluding accretion on acquired loans, expanded three basis points from the prior quarter to 3.32%. Third Quarter 2025 Highlights • Tangible book value per share of $17.61 has increased 9% year over year, well overcoming the dilutive impact of the Heartland acquisition. • Strong capital position, with a Tier 1 capital ratio of 14.5% and a tangible common equity to tangible assets ratio of 9.8%. • Completed the acquisition and system conversion of Heartland Bancshares, Inc., adding four branches, $153 million in loans and $705 million in deposits. • On October 1, 2025, completed the acquisition of Villages Bancorporation, Inc., adding 19 branches and approximately $4 billion in assets. Full system conversion will be completed in the third quarter of 2026. 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP.

15NOVEMBER 2025 INVESTOR PRESENTATION Net Interest Income ($ in th ou sa nd s) $106,975 $116,115 $118,857 $127,295 $133,906 3.17% 3.39% 3.48% 3.58% 3.57% 2.90% 3.05% 3.24% 3.29% 3.32% Net Interest Income Net Interest Margin NIM, excluding accretion on acquired loans 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 • Net interest income1 totaled $133.9 million, an increase of $6.6 million, or 5%, from the prior quarter. • Net interest margin decreased one basis point to 3.57% and, excluding the effect of accretion on acquired loans, net interest margin expanded three basis points to 3.32%. • Securities yields increased five basis points to 3.92%. • Loan yields decreased two basis points from the prior quarter to 5.96%. Excluding the effect of accretion on acquired loans, yields increased three basis points to 5.61%. • The cost of deposits increased one basis point to 1.81%. 1Calculated on a fully taxable equivalent basis using amortized cost. 1

16NOVEMBER 2025 INVESTOR PRESENTATION Efficiency Gains and Net Interest Margin Expansion Drive Return on Average Assets Improvement 3.01% 3.49% 3.33% 2.93% 3.32% 1.39% 1.15% 0.91% 0.89% 1.09% 52.59% 53.03% 57.35% 59.22% 53.84% NIM, excluding accretion on acquired loans Adjusted ROA Adjusted Efficiency Ratio FY2021 FY2022 FY2023 FY2024 3Q'25 $15.9 billion$12.1 billion$9.7 billion $14.6 billion $15.2 billion 2 1 FY2021 and FY2022 also exclude interest and fees on Paycheck Protection Program (“PPP”) loans. 2 Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. 2 Total Assets • Adjusted Return on Average Assets (ROA) continues to improve as we successfully navigate the challenges associated with transitioning to a mid-size bank. • The pressure on Net Interest Margin (NIM) excluding accretion on acquired loans has begun to ease, driven by disciplined pricing strategies and proactive balance sheet management • Meaningful efficiency gains through scale-driven cost controls and operational enhancements, which have helped offset the mid-size bank related regulatory and compliance headwinds. 1

17NOVEMBER 2025 INVESTOR PRESENTATION Noninterest income decreased $0.7 million from the prior quarter to $23.8 million, and adjusted noninterest income1 increased $0.2 million to $24.7 million. Results included $0.8 million in realized losses on securities. Other changes from the prior quarter include: Service charges on deposits totaled $6.2 million, an increase of $0.7 million, or 12% from the prior quarter. Our investments in talent and significant market expansion have resulted in continued growth in treasury management services to commercial customers. Wealth management income totaled $4.6 million, an increase of $0.4 million, or 9%, from the prior quarter. Assets under management have grown 24% year over year. The wealth management division delivered record growth, adding $258.1 million in new assets under management in the third quarter, the highest quarterly result in the division’s history. BOLI income totaled $3.9 million, an increase of $0.5 million, or 15%, from the prior quarter. Death benefit payouts totaled $1.3 million in the third quarter of 2025 and $0.9 million in the second quarter of 2025. Other income totaled $6.0 million, a decrease of $1.5 million, or 20%, from the prior quarter. The second quarter of 2025 included $3.0 million in tax refunds related to a prior bank acquisition. The resulting comparative decline was partially offset by higher gains on SBA loan sales and higher loan swap fees. 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. Noninterest Income $23,492 $25,456 $21,984 $24,482 $24,659 Adjusted noninterest income Securities gains (losses) 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 ($ in thousands) $196 1 $187 $39 $(841) $(8,388)

18NOVEMBER 2025 INVESTOR PRESENTATION Assets Under Management End-of-Period ($ in millions) $1,239 $1,387 $1,711 $2,053 $2,467 2021 2022 2023 2024 3Q’25 Continued Focus on Building Wealth Management Assets under management totaled $2.5 billion at September 30, 2025, increasing 24% year over year. The wealth management division delivered record growth, adding $258 million in new assets under management in the third quarter, the highest quarterly result in the division’s history. With a consistent focus on delivering exceptional value, this division continues to be a key growth driver in customer relationships. Since 2021, assets under management have increased at a compound annual growth rate (“CAGR”) of 25%. 25% CAG R

19NOVEMBER 2025 INVESTOR PRESENTATION Noninterest Expense • Salaries and wages totaled $46.3 million, an increase of $1.9 million, or 4%, from the prior quarter. The increase from the prior quarter reflects the continued expansion of the footprint, including the acquisition of Heartland, and higher performance driven incentive compensation. • Employee benefits totaled $7.4 million, a decrease of $0.7 million, or 9%, compared to the prior quarter. • Outsourced data processing costs totaled $9.3 million, an increase of $0.8 million, or 10%, compared to the prior quarter. The increase from the prior quarter reflects higher transaction volume and growth in customers, including from the acquisition of Heartland. • Amortization of intangibles increased $0.9 million with the addition of $20.9 million in core deposit intangible assets from the Heartland acquisition. These assets will be amortized using an accelerated amortization method over approximately 10 years. • Merger-related costs totaled $10.8 million in the third quarter of 2025 and $2.4 million in the second quarter of 2025. ($ in thousands) Noninterest Expense $84,818 $85,575 $90,597 $91,730 $101,987 59.8% 56.3% 60.3% 57.0% 60.7% Noninterest expense Efficiency Ratio 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 1 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. Adjusted Noninterest Expense $84,818 $85,295 $89,546 $89,308 $91,179 59.8% 56.1% 59.5% 55.4% 53.8% Adjusted noninterest expense Adjusted Efficiency Ratio 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 ($ in thousands)Includes merger- related charges of $10.8 million 1 1

20NOVEMBER 2025 INVESTOR PRESENTATION $10,205 $10,300 $10,443 $10,609 $10,964 5.94% 5.93% 5.90% 5.98% 5.96% 5.58% 5.48% 5.58% 5.58% 5.61% Yield Excluding Accretion on Acquired Loans Reported Yield Total Loans 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 6.6% 3.7% 5.6% 6.4% 7.6% 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 Annualized Organic Loan Growth Total Loans End-of-Period ($ in millions) Consistent Strong Loan Growth Supported by an Expanding Pipeline Loans outstanding increased by $355.3 million, or 13.3% annualized, from the prior quarter. Excluding the impact of the Heartland acquisition, loans increased 7.6% annualized. The late stage loan pipeline increased 32% to $1.2 billion. Loan yields declined two basis points from the prior quarter to 5.96%. Excluding the effect of accretion on acquired loans, yields increased three basis points from the prior quarter to 5.61%.

21NOVEMBER 2025 INVESTOR PRESENTATION At September 30, 2025 Loan Portfolio Mix Seacoast's lending strategy results in a diverse and granular loan portfolio. Seacoast’s average loan size is $435 thousand and the average commercial loan size is $871 thousand. Portfolio diversification in terms of asset mix, industry, and loan type has been a critical element of the Company’s lending strategy. Exposures across industries and collateral types are broadly distributed. Construction and land development and commercial real estate loans, as defined in regulatory guidance, represent 32% and 223%, respectively, of total consolidated risk-based capital. CRE-Retail, 12% CRE-Office, 5% CRE-Multifamily 5+, 4% CRE-Hotel/Motel, 2% CRE-Industrial/Warehouse, 6% CRE-Other, 5% OOCRE, 17% Construction & Land Development, 6% Commercial & Financial, 16% Residential, 25% Consumer, 2%

22NOVEMBER 2025 INVESTOR PRESENTATION Allowance for Credit Losses and Purchase Discount ($ in thousands) Loans Outstanding Allowance for Credit Losses % of Loans Outstanding Purchase Discount % of Loans Outstanding Construction and Land Development $ 616,475 $ 7,366 1.19% $ 1,543 0.25 % Owner Occupied Commercial Real Estate 1,898,704 14,160 0.75 15,324 0.81 Commercial Real Estate 3,766,541 49,804 1.32 44,820 1.19 Residential Real Estate 2,694,794 42,318 1.57 30,463 1.13 Commercial & Financial 1,807,932 26,561 1.47 9,302 0.51 Consumer 179,727 7,244 4.03 750 0.42 Total $ 10,964,173 $ 147,453 1.34% $ 102,202 0.93 % The total allowance for credit losses of $147.5 million as of September 30, 2025 represents management’s estimate of lifetime expected credit losses. The $102.2 million remaining unrecognized discount on acquired loans represents 0.93% of total loans. Additionally, a reserve for potential credit losses on lending-related commitments of $6.1 million is reflected within Other Liabilities.

23NOVEMBER 2025 INVESTOR PRESENTATION Net Charge-Offs $7,445 $6,113 $7,038 $2,462 $3,2080.29% 0.24% 0.27% 0.09% 0.12% NCO NCO/Average Loans 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 ($ in thousands) Allowance for Credit Losses $140,469 $138,055 $140,267 $142,184 $147,453 1.38% 1.34% 1.34% 1.34% 1.34% ACL ACL/Total Loans 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 Continued Strong Asset Quality Trends Nonperforming Loans $80,857 $92,446 $71,018 $64,198 $60,5620.79% 0.90% 0.68% 0.61% 0.55% 0.50% 0.15% 0.16% 0.13% 0.19% NPL NPL/Total Loans Accruing Past Due / Total Loans 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 Criticized and Classified Loans $264,140 $223,859 $251,428 $253,693 $274,021 2.59% 2.17% 2.41% 2.39% 2.50% Criticized and Classified Loans Criticized and Classified Loans / Total Loans 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25

24NOVEMBER 2025 INVESTOR PRESENTATION Investment Securities Performance and Composition High quality portfolio consisting of 91% agency backed securities, with the remainder comprised primarily of highly-rated investment grade bonds. CLO portfolio is entirely AA/AAA rated. Net unrealized losses in the AFS portfolio decreased during the third quarter by $35.5 million, driven by lower long-term interest rates, which contributed $0.31 to the increase in tangible book value per share. Portfolio yield increased five basis points to 3.92% from 3.87% in the prior quarter, reflecting purchases of $385 million of primarily agency mortgage-backed securities with an average yield of 5.03%. Net Unrealized Loss in Securities ($ in thousands) 9/30/2025 6/30/2025 △ from 2Q'25 Total Available-for-Sale $ (120,242) $ (155,785) $ 35,543 Total Held-to-Maturity (100,220) (110,125) 9,905 Total Securities $ (220,462) $ (265,910) $ 45,448 ($ in m ill io ns ) $2,806 $2,862 $3,253 $3,479 $3,811 $646 $635 $625 $613 $599 $2,160 $2,227 $2,628 $2,866 $3,212 3.75% 3.77% 3.88% 3.87% 3.92% HTM Securities AFS Securities Yield 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25

25NOVEMBER 2025 INVESTOR PRESENTATION Deposits End-of-Period ($ in millions) $12,244 $12,242 $12,575 $12,498 $13,090 Transaction Accounts Savings Money Market Brokered Time Deposits 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 Granular, Diverse and Relationship-Focused Customer Funding Base The Company benefits from a granular deposit franchise, with the top ten depositors representing approximately 3% of total deposits. Customer transaction account balances represent 48% of total deposits. Consumer deposits represent 41% of total deposits, with an average balance per account of $25 thousand. Business deposits represent 59% of total deposits, with an average balance per account of $114 thousand. The average tenure for a Seacoast customer is 10 years. 48%47%50%50%49% 5% 4%4%4%4% 33% 33% 33% 33% 34% 2% 2% 2% 4% 1%12% 11% 11% 11% 12%

26NOVEMBER 2025 INVESTOR PRESENTATION $705 $(326) $212 Total Deposits at 6/30/2025 Acquired Heartland Deposits Decline in Brokered Deposits Net Organic Deposit Growth Total Deposits at 9/30/2025 3Q’25 Growth in Deposits ($ in millions) Strong Deposit Growth and Well-Managed Deposit Costs Organic deposit growth of $212.3 million, or 7% annualized, of which $80.4 million was noninterest bearing, during the third quarter. Continued focus on organic growth and relationship- based funding. The addition of commercial talent onboarding new relationships, in combination with our innovative analytics platform, supports a well- diversified, low-cost deposit portfolio. 12-Month Trend for Cost of Deposits 2.16% 2.09% 1.98% 1.93% 1.93% 1.92% 1.85% 1.78% 1.78% 1.83% 1.84% 1.77% Oct'24 Nov'24 Dec'24 Jan'25 Feb'25 Mar'25 Apr'25 May'25 Jun'25 Jul'25 Aug'25 Sep'25 $13,090$12,498 7% annualized organic deposit growth

27NOVEMBER 2025 INVESTOR PRESENTATION $16.20 $16.12 $16.71 $17.19 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 9.6% 9.6% 9.6% 9.8% 9.8% 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 16.1% 16.2% 16.1% 16.1% 15.9%14.7% 14.8% 14.7% 14.6% 14.5% Total Risk Based Capital Tier 1 Ratio 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 10.3% 10.9% 10.2% 12.8% 10.7%10.3% 12.7% 10.3% 13.3% 13.0% GAAP - ROTCE Adjusted - ROTCE 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. 2FDICIA defines well capitalized as 10.0% for total risk-based capital and 8.0% for Tier 1 ratio at a total Bank level. Tangible Book Value Per Share Tangible Common Equity / Tangible Assets Total Risk-Based and Tier 1 CapitalReturn on Tangible Common Equity 1 10.0%2 8.0%2 Robust Capital Position Supporting a Fortress Balance Sheet $17.61

28NOVEMBER 2025 INVESTOR PRESENTATION Appendix

29NOVEMBER 2025 INVESTOR PRESENTATION Quarterly Trend Nine Months Ended ($ in thousands) 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 3Q'25 3Q'24 Commercial pipeline at period end $ 1,134,119 $ 861,237 $ 904,111 $ 634,150 $ 773,492 $ 1,134,119 $ 773,492 Commercial loan originations 757,912 715,271 422,837 748,342 518,041 1,896,020 1,165,644 Residential pipeline-saleable at period end 21,320 14,371 15,495 6,727 11,222 21,320 11,222 Residential loans-sold 20,216 26,362 15,531 11,764 23,200 62,109 59,922 Residential pipeline-portfolio at period end 19,869 29,160 37,532 35,068 21,920 19,869 21,920 Residential loans-retained 56,807 58,201 70,322 99,916 51,507 185,330 145,373 Consumer pipeline at period end 20,336 16,174 24,433 17,384 24,447 20,336 24,447 Consumer originations 58,638 53,784 46,732 42,607 65,140 159,154 173,357 Total Pipelines at Period End $ 1,195,644 $ 920,942 $ 981,571 $ 693,329 $ 831,081 $ 1,195,644 $ 831,081 Total Originations $ 893,573 $ 853,618 $ 555,422 $ 902,629 $ 657,888 $ 2,302,613 $ 1,589,852 Loan Production and Pipeline Trend

30NOVEMBER 2025 INVESTOR PRESENTATION Selected Assets and Liabilities Prior to Acquisition (excludes purchase accounting and fair value adjustments) October 2025 Acquisition of Villages Bancorporation, Inc. (in thousands) September 30, 2025 Selected Assets: Cash and cash equivalents $ 33,121 Securities 2,534,696 Loans 1,272,077 Selected Liabilities: Noninterest bearing deposits $ 556,865 Interest bearing deposits/Savings/MMA 2,169,501 Time deposits 690,892 Total Deposits $ 3,417,258 Preliminary Purchase Price Information (in thousands, except share data) Cash consideration, including cash in lieu of fractional shares $ 183,360 Common Stock consideration (9,923,263 shares issued at October 1 closing price) 302,660 Preferred Stock consideration (11,250 shares1 issued at October 1 closing price) 343,125 Total merger consideration $ 829,145 Purchase accounting and fair value adjustments are pending completion. • Estimated credit losses on loans identified as Purchase Credit Deteriorated (PCD) loans will be recorded as allowance for credit losses. • Estimated credit losses on non-PCD loans will be recorded as an adjustment to provision for credit losses at the acquisition date. 1 Preferred stock is 1/1000th share for every share of common stock

31NOVEMBER 2025 INVESTOR PRESENTATION ($ in thousands, except per share amounts) 3Q25 2Q25 1Q25 4Q24 3Q24 3Q25 YTD 3Q24 YTD Accretion on acquired loans $ 9,543 $ 10,583 $ 8,221 $ 11,717 $ 9,182 $ 28,347 $ 29,955 Amortization of intangibles 6,005 5,131 5,309 5,587 6,002 16,445 18,297 Accretion on acquired loans, net of amortization of intangibles 3,538 5,452 2,912 6,130 3,180 11,902 11,658 Tax effect 897 1,382 738 1,554 806 3,017 2,955 Accretion on acquired loans, net of amortization of intangibles and taxes $ 2,641 $ 4,070 $ 2,174 $ 4,576 $ 2,374 $ 8,885 $ 8,703 Average common shares outstanding - diluted 87,425 85,479 85,388 85,302 85,069 86,154 84,915 Impact of accretion on acquired loans and amortization of intangibles on diluted EPS $ 0.03 $ 0.05 $ 0.03 $ 0.05 $ 0.03 $ 0.10 $ 0.10 Selected Acquisition-Related Impacts to Diluted Earnings Per Share Accretion on acquired loans of $9.5 million, net of amortization of intangibles of $6.0 million in Q3 2025 contributed three basis points to the diluted earnings per share. Year-to-date, accretion on acquired loans of $28.3 million, net of amortization of intangibles of $16.4 million contributed 10 basis points to the diluted earnings per share.

32NOVEMBER 2025 INVESTOR PRESENTATION Recognition 2nd consecutive year 5th consecutive year 1st time winner5th consecutive year 2nd consecutive year 3rd consecutive year 1st time winner

33NOVEMBER 2025 INVESTOR PRESENTATION This presentation contains financial information determined by methods other than Generally Accepted Accounting Principles (“GAAP”). The financial highlights provide reconciliations between GAAP and adjusted financial measures including net income, noninterest income, noninterest expense, tax adjustments and other financial ratios. Management uses these non-GAAP financial measures in its analysis of the Company’s performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. The Company believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance and if not provided would be requested by the investor community. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might define or calculate these measures differently. The Company provides reconciliations between GAAP and these non-GAAP measures. These disclosures should not be considered an alternative to GAAP. Explanation of Certain Unaudited Non-GAAP Financial Measures

34NOVEMBER 2025 INVESTOR PRESENTATION Quarterly Trend Nine Months Ended (Amounts in thousands except per share data) 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 3Q'25 3Q'24 Net Income $ 36,467 $ 42,687 $ 31,464 $ 34,085 $ 30,651 $ 110,618 $ 86,901 Total noninterest income 23,818 24,521 22,180 17,068 23,679 70,519 66,360 Securities losses (gains), net 841 (39) (196) 8,388 (187) 606 (372) Total Adjustments to Noninterest Income 841 (39) (196) 8,388 (187) 606 (372) Total Adjusted Noninterest Income 24,659 24,482 21,984 25,456 23,492 71,125 65,988 Total noninterest expense 101,987 91,730 90,597 85,575 84,818 284,314 257,726 Merger-related charges (10,808) (2,422) (1,051) — — (14,281) — Business continuity expenses - hurricane events — — — (280) — — — Branch reductions and other expense initiatives — — — — — — (7,094) Adjustments to Noninterest Expense (10,808) (2,422) (1,051) (280) — (14,281) (7,094) Adjusted Noninterest Expense 91,179 89,308 89,546 85,295 84,818 270,033 250,632 Income Taxes 10,461 12,589 9,386 9,513 8,602 32,436 25,341 Tax effect of adjustments 2,952 604 217 2,197 (47) 3,773 1,703 Adjusted Income Taxes 13,413 13,193 9,603 11,710 8,555 36,209 27,044 Adjusted Net Income $ 45,164 $ 44,466 $ 32,102 $ 40,556 $ 30,511 $ 121,732 $ 91,920 Earnings per diluted share, as reported 0.42 0.50 0.37 0.40 0.36 1.28 1.02 Adjusted Earnings per Diluted Share $ 0.52 $ 0.52 $ 0.38 $ 0.48 $ 0.36 $ 1.41 $ 1.08 Average diluted shares outstanding 87,425 85,479 85,388 85,302 85,069 86,154 84,915 GAAP to Non-GAAP Reconciliation

35NOVEMBER 2025 INVESTOR PRESENTATION Quarterly Trend Nine Months Ended (Amounts in thousands except per share data) 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 3Q'25 3Q'24 Adjusted Noninterest Expense $ 91,179 $ 89,308 $ 89,546 $ 85,295 $ 84,818 $ 270,033 $ 250,632 Provision for credit losses on unfunded commitments (150) (150) (150) (250) (250) (450) (751) Other real estate owned expense and net gain (loss) on sale 346 (8) (241) (84) (491) 97 (356) Amortization of intangibles (6,005) (5,131) (5,309) (5,587) (6,002) (16,445) (18,297) Net Adjusted Noninterest Expense 85,370 84,019 83,846 79,374 78,075 253,235 231,228 Average tangible assets $ 15,658,723 $ 15,004,763 $ 14,593,955 $ 14,397,331 $ 14,184,085 $ 15,089,715 $ 14,023,961 Net Adjusted Noninterest Expense to Average Tangible Assets 2.16% 2.25% 2.33% 2.19% 2.19% 2.24% 2.20 % Net Revenue $ 157,286 $ 151,385 $ 140,697 $ 132,872 $ 130,344 $ 449,368 $ 382,527 Total Adjustments to Net Revenue 841 (39) (196) 8,388 (187) 606 (372) Impact of FTE adjustment 438 431 340 311 310 1,209 763 Adjusted Net Revenue on a FTE basis $ 158,565 $ 151,777 $ 140,841 $ 141,571 $ 130,467 $ 451,183 $ 382,918 Adjusted Efficiency Ratio 53.84% 55.36% 59.53% 56.07% 59.84% 56.13% 60.39 % Net Interest Income $ 133,468 $ 126,864 $ 118,517 $ 115,804 $ 106,665 $ 378,849 $ 316,167 Impact of FTE adjustment 438 431 340 311 310 1,209 763 Net Interest Income Including FTE adjustment 133,906 127,295 118,857 116,115 106,975 380,058 316,930 Total noninterest income 23,818 24,521 22,180 17,068 23,679 70,519 66,360 Total noninterest expense less provision for credit losses on unfunded commitments 101,837 91,580 90,447 85,325 84,568 283,864 256,975 Pre-Tax Pre-Provision Earnings 55,887 60,236 50,590 47,858 46,086 166,713 126,315 Total Adjustments to Noninterest Income 841 (39) (196) 8,388 (187) 606 (372) Total Adjustments to Noninterest Expense including other real estate owned expense and net loss on sale 10,462 2,430 1,292 364 491 14,184 7,450 Adjusted Pre-Tax Pre-Provision Earnings $ 67,190 $ 62,627 $ 51,686 $ 56,610 $ 46,390 $ 181,503 $ 133,393 GAAP to Non-GAAP Reconciliation

36NOVEMBER 2025 INVESTOR PRESENTATION Quarterly Trend Nine Months Ended (Amounts in thousands except per share data) 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 3Q'25 3Q'24 Average Assets $ 16,486,017 $ 15,801,194 $ 15,395,642 $ 15,204,041 $ 14,996,846 $ 15,898,279 $ 14,843,007 Less average goodwill and intangible assets (827,294) (796,431) (801,687) (806,710) (812,761) (808,564) (819,046) Average Tangible Assets $ 15,658,723 $ 15,004,763 $ 14,593,955 $ 14,397,331 $ 14,184,085 $ 15,089,715 $ 14,023,961 Return on Average Assets (ROA) 0.88% 1.08% 0.83% 0.89% 0.81% 0.93% 0.78 % Impact of other adjustments for Adjusted Net Income 0.21 0.05 0.02 0.17 — 0.09 0.05 Adjusted ROA 1.09 1.13 0.85 1.06 0.81 1.02 0.83 ROA 0.88 1.08 0.83 0.89 0.81 0.93 0.78 Impact of removing average intangible assets and related amortization 0.16 0.16 0.15 0.17 0.18 0.16 0.18 Return on Average Tangible Assets (ROTA) 1.04 1.24 0.98 1.06 0.99 1.09 0.96 Impact of other adjustments for Adjusted Net Income 0.22 0.05 0.02 0.18 (0.01) 0.10 0.05 Adjusted ROTA 1.26% 1.29% 1.00% 1.24% 0.98% 1.19% 1.01 % Average Shareholders' Equity $ 2,345,233 $ 2,252,208 $ 2,214,995 $ 2,203,052 $ 2,168,444 $ 2,271,289 $ 2,134,941 Less average goodwill and intangible assets (827,294) (796,431) (801,687) (806,710) (812,761) (808,564) (819,046) Average Tangible Equity 1,517,939 1,455,777 1,413,308 1,396,342 1,355,683 1,462,725 1,315,895 Return on Average Shareholders' Equity 6.17% 7.60% 5.76% 6.16% 5.62% 6.51% 5.44 % Impact of removing average intangible assets and related amortization 4.53 5.22 4.41 4.74 4.69 4.72 4.77 Return on Average Tangible Common Equity (ROTCE) 10.70 12.82 10.17 10.90 10.31 11.23 10.21 Impact of other adjustments for Adjusted Net Income 2.28 0.49 0.18 1.84 (0.04) 1.02 0.51 Adjusted ROTCE 12.98% 13.31% 10.35% 12.74% 10.27% 12.25% 10.72 % Loan Interest Income1 $ 162,341 $ 157,499 $ 150,973 $ 152,303 $ 151,282 $ 470,812 $ 446,108 Accretion on acquired loans (9,543) (10,583) (8,221) (11,717) (9,182) (28,347) (29,955) Loan interest income excluding accretion on acquired loans $ 152,798 $ 146,916 $ 142,752 $ 140,586 $ 142,100 $ 442,465 $ 416,153 GAAP to Non-GAAP Reconciliation

37NOVEMBER 2025 INVESTOR PRESENTATION Quarterly Trend Nine Months Ended (Amounts in thousands except per share data) 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 3Q'25 3Q'24 Yield on Loans1 5.96% 5.98% 5.90% 5.93% 5.94% 5.95% 5.93 % Impact of accretion on acquired loans (0.35) (0.40) (0.32) (0.45) (0.36) (0.36) (0.40) Yield on loans excluding accretion on acquired loans 5.61% 5.58% 5.58% 5.48% 5.58% 5.59% 5.53 % Net Interest income1 $ 133,906 $ 127,295 $ 118,857 $ 116,115 $ 106,975 $ 380,058 $ 316,930 Accretion on acquired loans (9,543) (10,583) (8,221) (11,717) (9,182) (28,347) (29,955) Net interest income excluding accretion on acquired loans $ 124,363 $ 116,712 $ 110,636 $ 104,398 $ 97,793 $ 351,711 $ 286,975 Net Interest Margin1 3.57% 3.58% 3.48% 3.39% 3.17% 3.55% 3.19 % Impact of accretion on acquired loans (0.25) (0.29) (0.24) (0.34) (0.27) (0.27) (0.30) Net interest margin excluding accretion on acquired loans 3.32% 3.29% 3.24% 3.05% 2.90% 3.28% 2.89 % Securities Interest Income1 $ 36,029 $ 32,519 $ 29,422 $ 26,986 $ 26,005 $ 97,971 $ 72,634 Tax equivalent adjustment on securities (10) (7) (7) (7) (8) (25) (22) Securities interest income excluding tax equivalent adjustment 36,019 32,512 29,415 26,979 25,997 97,946 72,612 Loan Interest Income1 162,341 157,499 150,973 152,303 151,282 470,812 446,108 Tax equivalent adjustment on loans (428) (424) (333) (304) (302) (1,184) (741) Loan interest income excluding tax equivalent adjustment 161,913 157,075 150,640 151,999 150,980 469,628 445,367 Net Interest Income1 133,906 127,295 118,857 116,115 106,975 380,058 316,930 Tax equivalent adjustment on securities (10) (7) (7) (7) (8) (25) (22) Tax equivalent adjustment on loans (428) (424) (333) (304) (302) (1,184) (741) Net interest income excluding tax equivalent adjustment $ 133,468 $ 126,864 $ 118,517 $ 115,804 $ 106,665 $ 378,849 $ 316,167 1 On a fully taxable equivalent basis. All yields and rates have been computed using amortized cost. GAAP to Non-GAAP Reconciliation

38NOVEMBER 2025 INVESTOR PRESENTATION (Amounts in thousands except per share data) FY2024 FY2023 FY2022 FY2021 Net Income $ 120,986 $ 104,033 $ 106,507 $ 124,403 Total noninterest income 83,428 79,152 66,091 70,727 Securities losses (gains), net 8,016 2,893 1,096 578 BOLI benefits on death (included in other income) — — — (755) Gain on sale of domain name (included in other income) — (2,117) — — Total Adjustments to Noninterest Income 8,016 776 1,096 (177) Total Adjusted Noninterest Income 91,444 79,928 67,187 70,550 Total noninterest expense 343,301 395,622 267,934 197,435 Merger-related charges — (33,180) (27,925) (7,853) Business continuity expenses - hurricane events (280) — — — Branch reductions and other expense initiatives (7,094) (5,167) (1,210) (2,150) Adjustments to Noninterest Expense (7,374) (38,347) (29,135) (10,003) Adjusted Noninterest Expense 335,927 357,275 238,799 187,432 Income Taxes 34,854 30,219 31,629 34,335 Tax effect of adjustments 3,900 9,916 9,693 4,310 Adjusted Income Taxes 38,754 40,135 41,322 38,645 Adjusted Net Income 132,476 133,240 127,045 129,919 Adjusted Noninterest Expense 335,927 357,275 238,799 187,432 Provision for credit losses on unfunded commitments (1,001) (1,239) (1,157) (133) Other real estate owned expense and net (loss) gain on sale (440) (985) 1,534 264 Amortization of intangibles (23,884) (28,726) (9,101) (5,033) Net Adjusted Noninterest Expense $ 310,602 $ 326,325 $ 230,075 $ 182,530 GAAP to Non-GAAP Reconciliation

39NOVEMBER 2025 INVESTOR PRESENTATION (Amounts in thousands except per share data) FY2024 FY2023 FY2022 FY2021 Net Revenue $ 515,399 $ 567,392 $ 432,253 $ 346,752 Total Adjustments to Net Revenue 8,016 776 1,096 (177) Impact of FTE adjustment 1,074 803 498 516 Adjusted Net Revenue on a FTE basis $ 524,489 $ 568,971 $ 433,847 $ 347,091 Adjusted Efficiency Ratio 59.22% 57.35% 53.03% 52.59 % Average Assets $ 14,933,758 $ 14,622,774 $ 11,051,428 $ 9,337,054 Return on Average Assets (ROA) 0.81% 0.71% 0.96% 1.33 % Impact of other adjustments for Adjusted Net Income 0.08 0.20 0.19 0.06 Adjusted ROA 0.89% 0.91% 1.15% 1.39 % Net Interest Income $ 431,971 $ 488,240 $ 366,162 $ 276,025 Impact of FTE adjustment 1,074 803 498 516 Net Interest Income Including FTE adjustment $ 433,045 $ 489,043 $ 366,660 $ 276,541 Net Interest Margin1 3.24% 3.77% 3.69% 3.27 % Impact of accretion on acquired loans (0.31) (0.44) (0.18) (0.15) Impact of PPP loans — — (0.02) (0.11) Net interest margin excluding accretion on acquired loans 2.93% 3.33% 3.49% 3.01% 1 On a fully taxable equivalent basis. All yields and rates have been computed using amortized cost. GAAP to Non-GAAP Reconciliation